Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

14. Income Taxes

The domestic and foreign components of income before income taxes were as follows (in millions):

	Years Ended December 31,
	2013	2012	2011
Domestic	$1,362	$1,697	$1,193
Foreign	1,762	1,643	1,601

	$3,124	$3,340	$2,794

The components of the provision for income taxes consisted of (in millions):

	Years Ended December 31,
	2013	2012	2011
Current:
Federal	$632	$654	$450
State	55	44	34
Foreign	592	357	751

Total current income tax provision	1,279	1,055	1,235

Deferred:
Federal	(157)	(147)	(23)
State	(12)	(1)	(3)
Foreign	(167)	58	(315)

Total deferred income tax provision	(336)	(90)	(341)

Total income tax provision	$943	$965	$894

The difference between the effective tax rate reflected in the provision for income taxes and the U.S. federal statutory rate was as follows (in millions):

	Years Ended December 31,
	2013	2012	2011
Federal income tax at U.S. statutory rate	$1,093	$1,169	$978
Foreign income tax rate differential	(216)	(149)	(149)
State income tax, net of federal benefit	27	29	20
Nondeductible expenses	26	29	41
Tax benefit of manufacturing deduction	(33)	(29)	(37)
Foreign dividends, net of foreign tax credits	32	(116)	11
Change in deferred tax valuation allowance	40	80	(18)
Other	(26)	(48)	48

Total income tax provision	$943	$965	$894

Significant components of our deferred tax assets and liabilities were as follows (in millions):

	December 31,
	2013	2012	2011
Deferred tax assets:
Allowances and operating liabilities	$439	$368	$331
Net operating loss carryforwards	51	25	14
Postretirement benefits	49	54	14
Foreign tax credit carryforwards	300	259	106
Other	39	149	151

	878	855	616
Valuation allowance for deferred tax assets	(133)	(93)	(13)

Total deferred tax assets	745	762	603

Deferred tax liabilities:
Tax over book depreciation	306	268	204
Intangible assets	1,757	1,448	1,398
Deferred income	285	314	226
Accrued U.S. tax on unremitted earnings	92	92	70
Other	164	208	168

Total deferred tax liabilities	2,604	2,330	2,066

Net deferred tax liability	$1,859	$1,568	$1,463

The balance of unrecognized tax benefits at December 31, 2013 and 2012 was $127 million and $128 million, respectively. Included in the change in the balance of unrecognized tax benefits for the period ended December 31, 2013 is a $1 million reduction in the balance of unrecognized tax benefits resulted from the lapse of applicable statutes of limitations in foreign jurisdictions. Of the net decrease of $1 million in the balance of unrecognized tax benefits, the entire $1 million was recorded as a decrease of income tax expense in the current year and is reflected in the “other” category in the income tax rate schedule above. These unrecognized tax benefits are included in the balance of other liabilities in the Consolidated Balance Sheet at December 31, 2013. If the $127 million of unrecognized tax benefits accrued at December 31, 2013 are ultimately realized, $54 million would be recorded as a reduction of income tax expense.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions):

	2013	2012	2011
Unrecognized tax benefit at beginning of year	$128	$131	$118
Additions based on tax positions related to the current year	—	2	9
Additions for tax positions of prior years	—	—	13
Reductions for lapse of applicable statutes of limitations	(1)	(5)	(9)

Unrecognized tax benefit at end of year	$127	$128	$131

The Company does not anticipate that the total unrecognized tax benefits will significantly change due to the settlement of audits or the expiration of statutes of limitation within 12 months of this reporting date.

To the extent penalties and interest would be assessed on any underpayment of income tax, such accrued amounts have been classified as a component of income tax expense in the financial statements consistent with the Company’s policy. During the year ended December 31, 2013, the Company recorded as an increase of income tax expense a $0.4 million net increase of accrued interest and penalties related to uncertain tax positions. At December 31, 2013, the Company has accrued approximately $8 million of interest and penalties relating to unrecognized tax benefits. These interest and penalties are included in the balance of other liabilities in the Consolidated Balance Sheet at December 31, 2013.

The Company is subject to taxation in the United States, various states and foreign jurisdictions. The Company has significant operations in the United States, Norway, Canada, the United Kingdom, the Netherlands, France and Denmark. Tax years that remain subject to examination by major tax jurisdictions vary by legal entity, but are generally open in the U.S. for the tax years ending after 2007 and outside the U.S. for the tax years ending after 2006.

In the United States, the Company has $20 million of net operating loss carryforwards as of December 31, 2013, of which $4 million will expire in 2025, $13 million will expire in 2026, $1 million will expire in 2027, $1 million will expire in 2029 and $1 million will expire in 2030. The potential benefit of $7 million has been reduced by a $7 million valuation allowance. Future income tax payments will be reduced in the event the Company ultimately realizes the benefit of these net operating losses. If the Company ultimately realizes the benefit of these net operating loss carryforwards, the valuation allowance of $7 million would reduce future income tax expense.

Outside the United States, the Company has $170 million of net operating loss carryforwards as of December 31, 2013, of which $1 million will expire in 2014, $9 million will expire in 2015, $7 million will expire in 2016, $4 million will expire in 2017, $14 million will expire in 2018, $12 million will expire in 2020, $21 million will expire in 2021, $20 million will expire in 2022, $1 million will expire in 2023 and $81 million will carry forward indefinitely. The potential benefit of $44 million has been reduced by a $22 million valuation allowance. Future income tax payments will be reduced in the event the Company ultimately realizes the benefit of these net operating losses. If the Company ultimately realizes the benefit of these net operating loss carryforwards, the valuation allowance of $22 million would reduce future income tax expense.

Also in the United States, the Company has $300 million of excess foreign tax credits as of December 31, 2013, of which $73 million will expire in 2018, $71 million will expire in 2020, $142 million will expire in 2022, and $14 million will expire in 2023. These credits have been allotted a valuation allowance of $101 million and would be realized as a reduction of future income tax payments. In addition, there is a reserve for uncertain tax positions of $73 million against a portion of these credits.

During 2013, the Company recorded $371 million in net deferred tax liabilities with a corresponding increase in goodwill related to the 2013 acquisition of Robbins & Myers Inc.

Undistributed earnings of certain of the Company’s foreign subsidiaries amounted to $6,045 million and $4,620 million at December 31, 2013 and 2012, respectively. Those earnings are considered to be permanently reinvested and no provision for U.S. federal and state income taxes has been made. Distribution of these earnings in the form of dividends or otherwise could result in U.S. federal taxes (subject to an adjustment for foreign tax credits) and withholding taxes payable in various foreign countries. Determination of the amount of unrecognized deferred U.S. income tax liability is not practical; however, unrecognized foreign tax credit carryforwards would be available to reduce some portion of the U.S. liability.

Because of the number of tax jurisdictions in which the Company operates, its effective tax rate can fluctuate as operations and the local country tax rates fluctuate. The Company is also subject to audits by federal, state and foreign jurisdictions which may result in proposed assessments. The Company’s future tax provision will reflect any favorable or unfavorable adjustments to its estimated tax liabilities when resolved. The Company is unable to predict the outcome of these matters. However, the Company believes that none of these matters will have a material adverse effect on the results of operations or financial condition of the Company.